                                                                    EXHIBIT 25

                              POWER OF ATTORNEY

                                PNC BANK CORP.
                            COMMON STOCK OFFERING
                              IN CONNECTION WITH
                         MIDLANTIC CORPORATION MERGER

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome, Melanie S. Cibik and Steven Kaplan, or each of them, with full power of substitution, such person's true and lawful attoney-in-fact to take any and all acts and things and execute any and all instruments in such person's name, place and stead (and in any capacity indicated below) that any attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Securities Act of shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the merger of Midlantic Corporation with and into the Corporation's subsidiary, PNC Bancorp, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to execute in such person's name, place and stead (and in any capacity indicated below) one or more registration statements (on Form S-4 or any other appropriate form or forms) to be filed with the SEC under the Securities Act, any and all amendments (including any post-effective amendments) and supplements to said registration statements, and any and all instruments and documents filed as a part of, or otherwise in connection with, said registration statements or any amendments or supplements thereto.

And such persons hereby ratify and confirm all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this October 3, 1995.


Name/Signature                           Capacity
--------------                           --------

THOMAS H. O'BRIEN                        Chairman, Chief Executive Officer
------------------------                 and Director
Thomas H. O'Brien

ROBERT N. CLAY                           Director
------------------------
Robert N. Clay

WILLIAM G. COPELAND                      Director
------------------------
William G. Copeland


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GEORGE A. DAVIDSON, JR.                  Director
------------------------
George A. Davidson, Jr.

DIANNA L. GREEN                          Director
------------------------
Dianna L. Green

C. G. GREFENSTETTE                       Director
------------------------
C. G. Grefenstette

THOMAS MARSHALL                          Director
------------------------
Thomas Marshall

W. CRAIG McCLELLAND                      Director
------------------------
W. Craig McClelland

DONALD I. MORITZ                         Director
------------------------
Donald I. Moritz

JACKSON H. RANDOLPH                      Director
------------------------
Jackson H. Randolph

JAMES E. ROHR                            President and
------------------------                 Director
James E. Rohr

RODERIC H. ROSS                          Director
------------------------
Roderic H. Ross

VINCENT A. SARNI                         Director
------------------------
Vincent A. Sarni

RICHARD P. SIMMONS                       Director
------------------------
Richard P. Simmons

THOMAS J. USHER                          Director
------------------------
Thomas J. Usher

MILTON A. WASHINGTON                     Director
------------------------
Milton A. Washington

                                         Director
------------------------
Helge H. Wehmeier


                            Power of Attorney - 2

                              POWER OF ATTORNEY

                                PNC BANK CORP.
                            COMMON STOCK OFFERING
                              IN CONNECTION WITH
                         MIDLANTIC CORPORATION MERGER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or
Officer of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome, Melanie S. Cibik and Steven Kaplan, or each of them, with full power of substitution, such person's true and lawful attoney-in-fact to take any and all acts and things and execute any and all instruments in such person's name, place and stead (and in any capacity indicated below) that any attorney-in-fact and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Securities Act of shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the merger of Midlantic Corporation with and into the Corporation's subsidiary, PNC Bancorp, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to execute in such person's name, place and stead (and in any capacity indicated below) one or more registration statements (on Form S-4 or any other appropriate form or forms) to be filed with the SEC under the Securities Act, any and all amendments (including any post-effective amendments) and supplements to said registration statements, and any and all instruments and documents filed as a part of, or otherwise in connection with, said registration statements or any amendments or supplements thereto.

And such person hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following person in the capacities indicated as of this October 3, 1995.

HELGE H. WEHMEIER                        Director
------------------------
Helge H. Wehmeier